Schedule of Investments (unaudited)
December 31, 2025
 Putnam International Stock ETF
(Percentages shown based on Fund net assets)
Security	Shares	Value
Common Stocks — 97.1%
Communication Services — 9.6%
Entertainment — 5.3%
Nintendo Co. Ltd.	2,000	$135,187
Spotify Technology SA	216	125,433 *
Total Entertainment		260,620
Interactive Media & Services — 4.3%
Tencent Holdings Ltd.	2,800	215,482

Total Communication Services		476,102
Consumer Discretionary — 10.5%
Broadline Retail — 3.7%
Alibaba Group Holding Ltd.	10,000	183,465
Hotels, Restaurants & Leisure — 4.3%
Compass Group PLC	4,916	156,314
MakeMyTrip Ltd.	652	53,542 *
Total Hotels, Restaurants & Leisure		209,856
Household Durables — 2.5%
Sony Group Corp.	4,800	123,227

Total Consumer Discretionary		516,548
Consumer Staples — 9.9%
Beverages — 3.1%
Coca-Cola European Partners PLC	1,704	154,553
Food Products — 0.1%
Magnum Ice Cream Co. NV	412	6,525 *
Personal Care Products — 2.4%
Unilever PLC	1,831	119,679
Tobacco — 4.3%
British American Tobacco PLC	3,704	209,944

Total Consumer Staples		490,701
Financials — 9.5%
Insurance — 9.5%
AIA Group Ltd.	20,800	213,519
Prudential PLC	16,768	258,128

Total Financials		471,647
Health Care — 15.3%
Health Care Equipment & Supplies — 4.9%
Hoya Corp.	1,600	241,768
Pharmaceuticals — 10.4%
AstraZeneca PLC	1,562	289,724
Chugai Pharmaceutical Co. Ltd.	2,700	141,989
Novo Nordisk A/S, ADR	1,665	84,715
Total Pharmaceuticals		516,428

Total Health Care		758,196
Industrials — 17.7%
Aerospace & Defense — 8.6%
Airbus SE	944	219,962
Safran SA	589	205,727
Total Aerospace & Defense		425,689
See Notes to Schedule of Investments.

Putnam International Stock ETF 2025 Quarterly Report

Schedule of Investments (unaudited) (cont’d)
December 31, 2025
 Putnam International Stock ETF
(Percentages shown based on Fund net assets)
	Security	Shares	Value

Electrical Equipment — 7.4%
	ABB Ltd., Registered Shares	2,285	$170,802
	Schneider Electric SE	706	194,770
Total Electrical Equipment			365,572
Ground Transportation — 1.7%
	Canadian Pacific Kansas City Ltd.	1,128	83,155

Total Industrials			874,416
Information Technology — 14.9%
Semiconductors & Semiconductor Equipment — 14.9%
	ASML Holding NV	216	233,742
	Infineon Technologies AG	3,452	152,965
	Taiwan Semiconductor Manufacturing Co. Ltd., ADR	1,151	349,777

Total Information Technology			736,484
Materials — 9.7%
Chemicals — 5.4%
	Akzo Nobel NV	1,180	82,043
	Linde PLC	436	185,906
Total Chemicals			267,949
Construction Materials — 4.3%
	CRH PLC	1,708	213,158

Total Materials			481,107
Total Investments before Short-Term Investments (Cost — $4,831,051)			4,805,201
	Rate
Short-Term Investments — 2.8%
Putnam Government Money Market Fund, Class P Shares (Cost — $136,973)	3.520%	136,973	136,973 (a)(b)
Total Investments — 99.9% (Cost — $4,968,024)			4,942,174
Other Assets in Excess of Liabilities — 0.1%			4,548
Total Net Assets — 100.0%			$4,946,722

*	Non-income producing security.
(a)	Rate shown is one-day yield as of the end of the reporting period.
(b)
In this instance, as defined in the Investment Company Act of 1940, an “Affiliated Company” represents Fund ownership of at least 5% of the outstanding voting securities of an issuer, or a company which is under common ownership or control with the Fund. At December 31, 2025, the total market value of investments in Affiliated Companies was $136,973 and the cost was $136,973 (Note 2).

Abbreviation(s) used in this schedule:
ADR	—	American Depositary Receipts
This Schedule of Investments is unaudited and is intended to provide information about the Fund’s investments as of the date of the schedule.
See Notes to Schedule of Investments.

Putnam International Stock ETF 2025 Quarterly Report

Notes to Schedule of Investments (unaudited)
1. Organization and significant accounting policies
Putnam International Stock ETF (the “Fund”) is a separate non-diversified investment series of Franklin Templeton ETF Trust (the “Trust”). The Trust, a Delaware statutory trust, is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company.
The Fund is an actively managed exchange-traded fund (“ETF”). ETFs are funds that trade like other publicly-traded securities. Unlike shares of a mutual fund, which can be bought from and redeemed by the issuing fund by all shareholders at a price based on net asset value (“NAV”), shares of the Fund may be directly purchased from and redeemed by the Fund at NAV solely by certain large institutional investors who have entered into agreements with the Fund’s distributor (“Authorized Participants”). Also unlike shares of a mutual fund, shares of the Fund are listed on a national securities exchange and trade in the secondary market at market prices that change throughout the day.
Shares of the Fund are listed and traded at market prices on NYSE Arca, Inc. The market price for the Fund’s shares may be different from the Fund’s NAV. The Fund issues and redeems shares at NAV only in blocks of a specified number of shares or multiples thereof (“Creation Units”). Only Authorized Participants may purchase or redeem Creation Units directly with the Fund at NAV. Creation Units are created and redeemed principally in-kind (although under some circumstances its shares are created and redeemed partially for cash). Except when aggregated in Creation Units, shares of the Fund are not redeemable securities. Shareholders who are not Authorized Participants may not redeem shares directly from the Fund at NAV.
The Fund seeks capital appreciation.
The Fund follows the accounting and reporting guidance in Financial Accounting Standards Board (“FASB”) Accounting Standards Codification Topic 946, Financial Services – Investment Companies (“ASC 946”). The following are significant accounting policies consistently followed by the Fund and are in conformity with U.S. generally accepted accounting principles (“GAAP”), including, but not limited to, ASC 946.
(a) Investment valuation. Equity securities for which market quotations are available are valued at the last reported sales price or official closing price on the primary market or exchange on which they trade. The valuations for fixed income securities (which may include, but are not limited to, corporate, government, municipal, mortgage-backed, collateralized mortgage obligations and asset-backed securities) and certain derivative instruments are typically the prices supplied by independent third party pricing services, which may use market prices or broker/dealer quotations or a variety of valuation techniques and methodologies. The independent third party pricing services typically use inputs that are observable such as issuer details, interest rates, yield curves, prepayment speeds, credit risks/spreads, default rates and quoted prices for similar securities. Investments in open-end funds are valued at the closing net asset value per share of each fund on the day of valuation. When the Fund holds securities or other assets that are denominated in a foreign currency, the Fund will use the currency exchange rates, generally determined as of 4:00 p.m. (Eastern Time). If independent third party pricing services are unable to supply prices for a portfolio investment, or if the prices supplied are deemed by the manager to be unreliable, the market price may be determined by the manager using quotations from one or more broker/dealers or at the transaction price if the security has recently been purchased and no value has yet been obtained from a pricing service or pricing broker. When reliable prices are not readily available, such as when the value of a security has been significantly affected by events after the close of the exchange or market on which the security is principally traded, but before the Fund calculates its net asset value, the Fund values these securities as determined in accordance with procedures approved by the Fund’s Board of Trustees (the “Board”).
Pursuant to policies adopted by the Board, the Fund’s manager has been designated as the valuation designee and is responsible for the oversight of the daily valuation process. The Fund’s manager is assisted by the Global Fund Valuation Committee (the “Valuation Committee”). The Valuation Committee is responsible for making fair value determinations, evaluating the effectiveness of the Fund’s pricing policies, and reporting to the Fund’s manager and the Board. When determining the reliability of third party pricing information for investments owned by the Fund, the Valuation Committee, among other things, conducts due diligence reviews of pricing vendors, monitors the daily change in prices and reviews transactions among market participants.
The Valuation Committee will consider pricing methodologies it deems relevant and appropriate when making fair value determinations. Examples of possible methodologies include, but are not limited to, multiple of earnings; discount from market of a similar freely traded security; discounted cash-flow analysis; book value or a multiple thereof; risk premium/yield analysis; yield to maturity; and/or fundamental investment analysis. The Valuation Committee will also consider factors it deems relevant and appropriate in light of the facts and circumstances. Examples of possible factors include, but are not limited to, the type of security; the issuer’s financial statements; the purchase price of the security; the discount from

Putnam International Stock ETF 2025 Quarterly Report

Notes to Schedule of Investments (unaudited) (cont’d)
market value of unrestricted securities of the same class at the time of purchase; analysts’ research and observations from financial institutions; information regarding any transactions or offers with respect to the security; the existence of merger proposals or tender offers affecting the security; the price and extent of public trading in similar securities of the issuer or comparable companies; and the existence of a shelf registration for restricted securities.
For each portfolio security that has been fair valued pursuant to the policies adopted by the Board, the fair value price is compared against the last available and next available market quotations. The Valuation Committee reviews the results of such back testing monthly and fair valuation occurrences are reported to the Board quarterly.
The Fund uses valuation techniques to measure fair value that are consistent with the market approach and/or income approach, depending on the type of security and the particular circumstance. The market approach uses prices and other relevant information generated by market transactions involving identical or comparable securities. The income approach uses valuation techniques to discount estimated future cash flows to present value.
GAAP establishes a disclosure hierarchy that categorizes the inputs to valuation techniques used to value assets and liabilities at measurement date. These inputs are summarized in the three broad levels listed below:
•
Level 1 — unadjusted quoted prices in active markets for identical investments
•
Level 2 — other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.)
•
Level 3 — significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)
The inputs or methodologies used to value securities are not necessarily an indication of the risk associated with investing in those securities.
The following is a summary of the inputs used in valuing the Fund’s assets carried at fair value:

ASSETS
Description	Quoted Prices (Level 1)	Other Significant Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Total
Common Stocks	$4,805,201	—	—	$4,805,201
Short-Term Investments†	136,973	—	—	136,973
Total Investments	$4,942,174	—	—	$4,942,174

†	See Schedule of Investments for additional detailed categorizations.
2. Transactions with affiliated company
As defined by the 1940 Act, an affiliated company is one in which the Fund owns 5% or more of the outstanding voting securities, or a company which is under common ownership or control with the Fund. The following company was considered an affiliated company for all or some portion of the period ended December 31, 2025. The following transactions were effected in such company for the period ended December 31, 2025.

	Affiliate Value at October 21, 2025 (inception date)	Purchased		Sold
		Cost	Shares	Proceeds	Shares
Putnam Government Money Market Fund, Class P Shares	—	$445,713	445,713	$308,740	308,740

(cont’d)	Realized Gain (Loss)	Dividend Income	Net Increase (Decrease) in Unrealized Appreciation (Depreciation)	Affiliate Value at December 31, 2025
Putnam Government Money Market Fund, Class P Shares	—	$847	—	$136,973

Putnam International Stock ETF 2025 Quarterly Report